Exhibit 10.72

AMENDMENT TO SENIOR PROMISSORY NOTE

This Amendment to Senior Promissory Note (the “Amendment”) is entered into as of November 16, 2012 by and between eDiets.com, Inc., a Delaware corporation (“Maker”), and As Seen On TV, Inc., a Florida corporation (“Holder”).

WHEREAS, Maker executed and delivered to Holder that certain senior promissory note dated September 6, 2012 (the “Original Note”), payable to the order of Holder in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00), which Original Note evidences a loan in such original principal amount made by Holder to Maker; and

WHEREAS, Maker and Holder wish to amend the Original Note in certain respects,

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Holder hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Original Note.

2. Section 1.1 of the Original Note is hereby amended to replace the defined term “Maturity Date” in its entirety with the following:

“Maturity Date” means the date that is ten (10) Business Days following the earlier to occur of (i) the closing date of the Merger Agreement (as defined in the Letter of Intent); (ii) March 31, 2013; or (iii) an Event of Default.

3. Except as otherwise provided in this Amendment, all terms and provisions of the Original Note shall remain in full force and effect.

4. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

5. This Amendment shall bind and inure to the benefit of the parties hereto and to their respective successors and assigns.

6. This Amendment may not be changed orally.

7. This Amendment may be executed in multiple counterparts, and may be delivered by facsimile or other form of electronic transmission. Each counterpart, when so executed and delivered, shall be deemed an original, and all counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, Maker and Holder have duly executed this Amendment as of the day and year first above written.

HOLDER: AS SEEN ON TV, INC.	MAKER: EDIETS.COM, INC.

By: /s/ Dennis W. Healey	By:	/s/ Kevin A. Richardson, II
Name: Dennis W. Healey		Name: Kevin A. Richardson, II
Title: Chief Financial Officer		Title: Chairman

ACKNOWLEDGED

/s/ Kevin A. Richardson, II

Kevin A. Richardson, II

/s/ Lee S. Isgur

Lee S. Isgur

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